All Terrain Opportunity Fund (“the Fund”)

Institutional Class Shares

(Ticker Symbol: TERIX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated March 29, 2019, to the

Prospectus and Statement of Additional Information (“SAI”), dated March 1, 2019.

Effective immediately, the address for Castle Financial & Retirement Planning Associates, Inc. (“Castle”), a co-advisor to the All Terrain Opportunity Fund, has been changed to 740 River Road, Suite 208 & 209, Fair Haven, New Jersey 07704. Accordingly, all references in the Prospectus and SAI to Castle’s address are revised as indicated.

In addition, the third paragraph on page 14 of the Prospectus is deleted and replaced with the following:

FCM, a Delaware limited liability company, was formed in 2018 and maintains its principal place of business at 740 River Road, Suite 208, Fair Haven, New Jersey 07704. FCM acts as an investment co-advisor to the Fund pursuant to a Co-Advisory Agreement with the Trust. FCM is registered as an investment advisor with the SEC. As of December 31, 2018, FCM provided investment advisory services only to the Fund and managed $33.3 million in assets.

Please file this supplement with your records.